                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                November 7, 2003

                         CENTRA FINANCIAL HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
West Virginia                       333-93437                   55-0770610
-------------               -------------------------    ----------------------
(State or other             (Commission File Number)       (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)
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       Registrant's telephone number, including area code: (304) 598-2000

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Item 7.           Financial Statements and Exhibits

         The following exhibit is furnished pursuant to Item 12 [reported herein under the Item 9 caption in accordance with the guidance provided in Sec Release Nos. 33-8216; 34-47583], is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Centra Financial Holdings, Inc.'s ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

         (c)      99 - Third Quarter 2003 Quarterly Report

Item 9.
        Information Furnished Under Item 12 Results of Operations and Financial Condition

         On November 7, 2003, Centra Financial Holdings, Inc. reported its earnings for the third quarter of 2003. The Quarterly Report is attached hereto as Exhibit 99 and incorporated herein by reference.









                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2003                 Centra Financial Holdings, Inc.


                                 By            /s/ Douglas J. Leech
                                    -------------------------------
                                          Douglas J. Leech, President and
                                          Chief Executive Officer









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CENTRA FINANCIAL HOLDINGS, INC., AND SUBSIDIARIES
================================================================================
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands, except Per Share Data)

                                                                         NINE MONTHS ENDED SEPTEMBER 30, QUARTER ENDED SEPTEMBER 30,
                                                                                    2003           2002        2003          2002
INTEREST INCOME
   Loans, including fees                                                         $ 9,628        $ 6,877      $ 3,508      $ 2,550
   Loans held for sale                                                               253            112           91           35
   Securities available-for-sale                                                     413            336          129          140
   Interest-bearing bank balances                                                     18             26            5           14
   Federal funds sold                                                                189            178           43           79
                                                                                  -----------------------------------------------
          Total interest income                                                   10,501          7,529        3,776        2,818

INTEREST EXPENSE
   Deposits                                                                        3,833          3,017        1,314        1,081
   Short-term borrowed funds                                                          61             86           15           30
                                                                                  -----------------------------------------------
        Total interest expense                                                     3,894          3,103        1,329        1,111
                                                                                  -----------------------------------------------
             Net interest income                                                   6,607          4,426        2,447        1,707

   Provision for loan losses                                                       1,476            613          629          220
                                                                                  -----------------------------------------------
   Net interest income after provision for loan losses                             5,131          3,813        1,818        1,487

OTHER INCOME
   Service charges on deposit accounts                                               468            271          176          116
   Other service charges and fees                                                    348            226          125           91
   Secondary market income                                                         1,269            468          466          163
   Other                                                                              69             24           28            1
                                                                                  -----------------------------------------------
               Total other income                                                  2,154            989          795          371
OTHER EXPENSE
   Salaries and employee benefits                                                  2,952          1,926        1,032          726
   Occupancy expense                                                                 578            449          200          157
   Equipment expense                                                                 565            435          201          148
   Advertising                                                                       248            164           98           60
   Professional fees                                                                 130            109           56           36
   Data processing                                                                   437            298          156          106
   Other                                                                           1,029            849          385          308
                                                                                  -----------------------------------------------
             Total other expense                                                   5,939          4,230        2,128        1,541
     Net income before income tax expense                                          1,346            572          485          317

INCOME TAXES                                                                          --             --           --           --
                                                                                  -----------------------------------------------
                  Net income                                                    $  1,346          $ 572        $ 485        $ 317
                                                                                  ===============================================
Basic earnings per share                                                            0.58           0.30         0.21         0.14
Diluted earnings per share                                                          0.55           0.28         0.20         0.13
Weighted average shares outstanding - basic                                    2,320,550     1, 888,844    2,320,550    2,302,022
Weighted average shares outstanding - diluted                                  2,454,982      2,012,172    2,457,198    2,425,915
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CENTRA FINANCIAL HOLDINGS, INC., AND SUBSIDIARIES
================================================================================

CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in Thousands, except Per Share Data)

                                                                                                SEPTEMBER 30,    SEPTEMBER 30,
                                                                                                     2003            2002

ASSETS
   Cash and due from banks                                                                         $ 13,548        $ 7,567
   Interest-bearing deposits in other banks                                                             906            655
   Federal funds sold                                                                                11,847         16,470
                                                                                                   -----------------------
                           Total cash and cash equivalents                                           26,301         24,692
   Available-for-sale securities, at estimated
   fair value (amortized cost of $29,857 in
   2003 and $26,839 in 2002)                                                                         29,970         26,887

   Loans, net of unearned income                                                                    262,957        167,575
   Allowance for loan losses                                                                        (3,849)        (2,039)
                                                                                                   -----------------------
                           Net loans                                                                259,108        165,536
   Premises and equipment                                                                             4,922          3,925
   Loans held for sale                                                                                1,898          3,574
   Other Assets                                                                                       4,576          3,184
                                                                                                   -----------------------
                           Total assets                                                             326,775        227,798
                                                                                                   =======================
LIABILITIES
   Deposits
   Non-interest bearing                                                                              36,824         24,138
   Interest-bearing                                                                                 244,337        160,988
                                                                                                   -----------------------
                           Total deposits                                                           281,161        185,126
   Short-term borrowings                                                                             16,204         16,525
   Other liabilities                                                                                  2,179            748
                                                                                                   -----------------------
                           Total liabilities                                                        299,544        202,399
STOCKHOLDERS' EQUITY
   Preferred stock, $1 par value, 1,000,000
     authorized, none issued                                                                             --             --
   Common stock, $1 par value, 50,000,000                                                             2,320          2,312
     authorized, 2,320,550 and 2,311,679
     issued and outstanding
   Additional paid-in capital                                                                        25,419         25,314
   Accumulated deficit                                                                                (576)        (2,275)
   Accumulated other comprehensive income                                                                68             48
                                                                                                   -----------------------
                           Total equity                                                              27,231         25,399
                                                                                                   -----------------------
                           Total liabilities and stockholders' equity                             $ 326,775      $ 227,798
                                                                                                   =======================
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